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                           Janus Money Market Fund
                       Janus Tax-Exempt Money Market Fund

                              Institutional Shares

                         Supplement Dated July 1, 2000
       to the Statement of Additional Information Dated January 31, 2000

THIS INFORMATION SUPPLEMENTS THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2000. THIS SUPPLEMENT AND THE STATEMENT OF ADDITIONAL INFORMATION CONSTITUTE A CURRENT STATEMENT OF ADDITIONAL INFORMATION. TO REQUEST ANOTHER COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL 1-800-29JANUS.

THE FOLLOWING INFORMATION REPLACES THE FOURTH SENTENCE IN THE SECOND PARAGRAPH IN THE SECTION "INVESTMENT ADVISER AND ADMINISTRATOR":

Janus Capital has agreed to waive a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by the Shares will be 0.08%.

S-4274